EXHIBIT 99.2

                       EUROBANCSHARES, INC. AND SUBSIDIARIES

                             Consolidated Balance Sheet
                                   (Unaudited)

                      September 30, 2004 and December 31, 2003

                                                                                          September 30,     December 31,
                                       Assets                                                2004               2003
                                                                                      -----------------  ------------------
Cash and due from banks                                                              $    22,300,453    $       22,522,342
Interest-bearing deposits                                                                 12,129,713            19,324,216
Securities purchased under agreements to resell                                           20,511,492            20,483,736
Investment securities available for sale:
    Pledged securities with creditors' right to repledge                                 404,980,076           213,355,417
    Other securities available for sale                                                   97,702,237           111,582,625
Other investments                                                                          7,963,650             3,342,100
Loans held for sale                                                                        1,724,239             6,846,330
Loans, net of allowance for loan and lease losses of $20,185,781 in 2004
    and $9,393,943 in 2003                                                             1,344,466,859           883,151,891
Accrued interest receivable                                                               10,825,172             6,792,687
Customers' liability on acceptances                                                          609,249               558,085
Premises and equipment, net                                                               11,095,363            10,531,353
Other assets                                                                              35,014,565            22,443,283
                                                                                      ----------------   -------------------
              Total assets                                                           $ 1,969,323,068    $    1,320,934,065
                                                                                      ================   ===================

                        Liabilities and Stockholders' Equity

Deposits:
    Noninterest bearing                                                              $   135,572,821    $      104,757,697
    Interest bearing                                                                   1,245,571,707           879,791,433
                                                                                      ----------------   -------------------
               Total deposits                                                          1,381,144,528           984,549,130

Securities sold under agreements to repurchase                                           363,373,000           207,523,000
Acceptances outstanding                                                                      609,249               558,085
Notes payable to Federal Home Loan Bank                                                    9,800,000            10,700,000
Notes payable to Statutory Trusts                                                         46,393,000            46,393,000
Accrued interest payable                                                                   5,969,455             2,868,130
Accrued expenses and other liabilities                                                     9,143,796             3,267,464
                                                                                      ----------------   -------------------
                                                                                       1,816,433,028         1,255,858,809
                                                                                      ----------------   -------------------

Stockholders' equity:
    Preferred stock:
       Preferred stock Series A, $0.01 par value. Authorized 20,000,000
          shares; issued and outstanding 430,537 in 2004                                       4,305                   --
       Capital paid in excess of par value                                                10,759,120                   --
    Common stock:
       Common stock, $0.01 par value. Authorized 150,000,000
          shares; issued and outstanding 19,498,534 and
          13,947,396 shares in 2004 and 2003, respectively                                   194,995                69,737
       Capital paid in excess of par value                                               105,299,370            42,943,014
    Retained earnings:
       Reserve fund                                                                        3,976,799             2,348,598
       Undivided profits                                                                  35,174,959            20,521,151
    Accumulated other comprehensive loss                                                  (2,519,508)             (807,244)
                                                                                      ----------------   -------------------
               Total stockholders' equity                                                152,890,040            65,075,256
                                                                                      ----------------   -------------------
               Total liabilities and stockholders' equity                            $  1,969,323,068   $    1,320,934,065
                                                                                      ================   ===================

                      EUROBANCSHARES, INC. AND SUBSIDIARIES

                        Consolidated Statements of Income
                                   (Unaudited)

     For the three and nine month periods ended September 30, 2004 and 2003

                                                           Three Months Ended September 30,       Nine Months Ended September 30,
                                                                2004               2003               2004               2003
                                                         ---------------    ---------------   ----------------    ------------------
Interest income:
    Loans, including fees                               $    25,211,842    $    16,692,166    $    64,653,512    $    48,143,379
    Securities available for sale                             3,174,822          1,352,227          7,947,583          4,183,743
    Interest-bearing deposits, securities purchased
      under agreements to resell, and other                     179,034             69,153            390,793            453,276
                                                         ---------------    ---------------    ---------------    ---------------
          Total interest income                              28,565,698         18,113,546         72,991,888         52,780,398
                                                         ---------------    ---------------    ---------------    ---------------
Interest expense:
    Deposits                                                  8,930,471          6,921,774         24,242,171         20,525,472
    Securities sold under agreements to repurchase,
      notes payable, and other                                2,134,429          1,051,151          5,067,819          3,346,640
                                                         ---------------    ---------------    ---------------    ---------------
          Total interest expense                             11,064,900          7,972,925         29,309,990         23,872,112
                                                         ---------------    ---------------    ---------------    ---------------
          Net interest income                                17,500,798         10,140,621         43,681,898         28,908,286

Provision for loan and lease losses                           1,875,000          1,450,000          5,850,000          5,121,000
                                                         ---------------    ---------------    ---------------    ----------------

          Net interest income after provision for loan
            and lease losses                                 15,625,798          8,690,621         37,831,898         23,787,286

Noninterest income:
    Service charges - fees and other                          2,051,050          1,239,832          5,784,053          3,721,983
    Net gain (loss) on sale of other real estate
      owned, repossessed assets, and on disposition
      of other assets                                            93,572            (85,514)          (335,057)          (372,135)
    Gain on sale of loans                                       209,716            689,390            278,235          2,885,840
                                                         ---------------    ---------------    ---------------    ----------------
          Total noninterest income                            2,354,338          1,843,708          5,727,231          6,235,688
                                                         ---------------    ---------------    ---------------    ----------------
Noninterest expense:
    Salaries and employee benefits                            5,214,982          3,636,966         14,010,937         11,227,442
    Occupancy                                                 1,820,596          1,523,940          5,014,245          4,416,598
    Professional services                                       558,046            326,141          1,278,092          1,000,187
    Insurance                                                   120,984            154,574            451,941            484,357
    Promotional                                                 115,274            127,559            386,695            385,126
    Other                                                     1,969,138          1,312,976          4,896,286          3,246,057
                                                         ---------------    ---------------    ---------------    ----------------
          Total noninterest expense                           9,799,020          7,082,156         26,038,196         20,759,767
                                                         ---------------    ---------------    ---------------    ----------------
          Income before income taxes and
            extraordinary item                                8,181,116          3,452,173         17,520,933          9,263,207

Provision for income taxes                                    2,804,423          1,001,042          5,343,549          2,964,630
                                                         ---------------    ---------------    ---------------    ----------------
          Income before extraordinary item                    5,376,693          2,451,131         12,177,384          6,298,577
Extraordinary gain on acquisition of BankTrust                      --                 --           4,414,220                --
                                                         ---------------    ---------------    ---------------    ----------------
          Net income                                    $     5,376,693    $     2,451,131    $    16,591,604    $     6,298,577
                                                         ===============    ===============    ===============    ================

Earnings per share:
    Basic:
      Income before extraordinary item                  $          0.30    $          0.18    $          0.77    $          0.45
      Extraordinary item                                            --                 --                0.28                --
                                                         ---------------    ---------------    ---------------    ----------------
          Net income                                    $          0.30    $          0.18    $          1.05    $          0.45
                                                         ===============    ===============    ===============    ================
    Diluted:
      Income before extraordinary item                  $          0.28    $          0.18    $          0.74    $          0.45
      Extraordinary item                                            --                 --                0.27                --
                                                         ---------------    ---------------    ---------------    ----------------
          Net income                                    $          0.28    $          0.18    $          1.01    $          0.45
                                                         ===============    ===============    ===============    ================

EUROBANCSHARES, INC. AND SUBSIDIARIES
OPERATING RATIOS AND OTHER SELECTED DATA
(Dollars in thousands, except share data)

Unaudited

                                                                        Quarter Ended                  Nine Months Ended
                                                                        September 30,                     September 30,

                                                                    2004            2003             2004             2003
                                                                    ----            ----             ----             ----
Average shares outstanding - basic                                 17,533,828      13,879,370       15,525,383       13,879,370
Average outstanding shares- assuming dilution                      18,232,905      13,947,749       16,076,862       13,947,749
Number of shares outstanding at end of period                      19,498,534      13,879,370       19,498,534       13,879,370

Average Balances
----------------

Total assets                                                  $     1,950,915  $    1,150,937  $     1,685,364  $     1,101,849
Loans and leases, net of unearned                                   1,346,352         855,264        1,163,590          826,320
Interest- earning assets                                            1,873,703       1,093,397        1,612,189        1,041,585
Interest bearing deposits                                           1,289,047         852,528        1,124,848          810,024
Interest bearing liabilities                                          394,195         135,182          334,398          134,084
Shareholders' equity                                                  123,255          60,015           92,761           58,859
Preferred stock                                                        10,763               -            5,980                -

Financial Data
--------------

Total assets                                                  $     1,969,323  $    1,200,270  $     1,969,323  $     1,200,270
Total loans net of unearned                                         1,366,377         867,481        1,366,377          867,481
Allowance for loan losses                                              20,186           9,085           20,186            9,085
Total deposits                                                      1,381,144         975,329        1,381,144          975,329
Total borrowings                                                      419,566         153,671          419,566          153,671
Total shareholders equity                                             152,890          62,707          152,890           62,707
Preferred stock                                                        10,763               -           10,763                -
Net income                                                              5,377           2,451           16,592            6,299
Total interest income                                                  28,566          18,113           72,992           52,780
Total interest expense                                                 11,065           7,973           29,310           23,872
Provision for loan losses                                               1,875           1,450            5,850            5,121
Non-interest income                                                     2,051           1,240            5,784            3,722
Net gain (loss) on sale of loans and other assets                         303             604              (57)           2,514
Non-interest expense                                                    9,799           7,082           26,038           20,760
Income taxes                                                            2,804           1,001            5,343            2,964
Net income before extraordinary item                                    5,377           2,451           12,178            6,299
Extraordinary item                                                          -               -            4,414                -
Dividends on preferred stock                                              186               -              310                -
Nonperforming assets                                                   49,933          35,816           49,933           35,816
Nonperforming loans                                                    43,322          28,771           43,322           28,771
Net charge- offs                                                        1,079             636            5,960            2,954

Performance Ratios
------------------

Return on average assets (1)                                             1.10 %          0.85 %           0.96 %           0.76 %
Return on average common equity (2)                                     19.12           16.34            19.25            14.27
Net interest spread (3)                                                  3.56            3.50             3.45             3.49
Net interest margin (4)                                                  3.85            3.83             3.72             3.82
Efficiency ratio (5)                                                    48.09           57.58            51.33            57.59
Earnings per common share before extraordinary item- basic    $          0.30  $         0.18  $          0.77  $          0.45
Earnings per common share before extraordinary item- diluted             0.28            0.18             0.74             0.45
Earnings per common share - basic                                        0.30            0.18             1.05             0.45
Earnings per common share - diluted                                      0.28            0.18             1.01             0.45

Asset Quality Ratios
--------------------
Nonperforming assets to total assets                                     2.54 %          2.98 %           2.54 %           2.98 %
Nonperforming loans to total loans                                       3.17            3.32             3.17             3.32
Allowance for loan losses to total loans                                 1.48            1.05             1.48             1.05
Net charge-offs to average loans                                         0.32            0.30             0.68             0.48

---------------------------------------------------------------
(1)  Return on average assets is determined by dividing net income before extraordinary gain by average assets.
(2)  Return on average common equity is determined by dividing net income before extraordinary gain by average common equity.
(3)  Represents the average rate earned on interest-earning assets less the average rate paid on interest-bearing liabilities.
(4)  Represents net interest income on fully taxable equivalent basis as a percentage of average interest-earning assets.
(5)  The efficiency ratio is determined by dividing total noninterest expense by an amount equal to net interest income (fully taxable equivalent) plus noninterest income.
